Exhibit 2

                              STOCKHOLDER AGREEMENT

         AGREEMENT, dated as of May 1, 2005 (this "Agreement") , among Newton Acquisition, Inc., a Delaware corporation ("Parent"), Newton Acquisition Merger Sub, Inc., a Delaware corporation ("Merger Sub"), and each of the other parties signatory hereto (each a "Stockholder" and collectively the "Stockholders").

         WHEREAS, Parent, Merger Sub and The Neiman Marcus Group, Inc., a Delaware corporation (the "Company"), have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"; terms defined in the Merger Agreement and not otherwise defined herein being used herein as therein defined), pursuant to which, among other things, Merger Sub will merge with and into the Company (the "Merger") and each issued and outstanding share (other than shares cancelled pursuant to Section 2.1 of the Merger Agreement or Dissenting Shares) of Class A Common Stock, Class B Common Stock and Class C Common Stock ("Common Stock") will be converted into the right to receive the Merger Consideration.

         WHEREAS, as of May 1, 2005 the Stockholders owned of record and beneficially an aggregate of 6,055,057 shares (and each Stockholder owned the number of such shares set forth beside such Stockholder's name on the signature page hereto) of Class A Common Stock and Class B Common Stock (such Class A Common Stock and Class B Stock, together with any other Class A Common Stock, Class B Common Stock or Class C Common Stock acquired by any Stockholder by purchase or otherwise, in each case from May 1, 2005 through the term of this Agreement, are collectively referred to herein as the Stockholders' "Subject Shares").

         WHEREAS, as a condition and inducement to Parent's and Merger Sub's willingness to enter into the Merger Agreement, Parent has requested that the Stockholders agree, and each of the Stockholders has agreed, to enter into this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1
                        VOTING AGREEMENT; GRANT OF PROXY

         Section 1.1 Voting Agreement. (a) Each Stockholder hereby agrees to vote all Subject Shares that such Stockholder is entitled to vote at the time of any vote, to approve and adopt the Merger Agreement and the Merger, at any meeting of the stockholders of the Company, and at any adjournment thereof, at which the Merger Agreement (or any amended version thereof) and the Merger are submitted for the consideration and vote of the stockholders of the Company.

         (b) Each Stockholder hereby agrees that it shall vote its Subject Shares against, and shall not provide consents to, the approval of (i) any Acquisition Proposal, (ii) any extraordinary dividend or distribution by the Company or any subsidiary, (iii) any change in the capital structure of the Company or any subsidiary (other than pursuant to the Merger Agreement) and (iv) any other action that would reasonably be expected to, in any material respect, prevent, impede, interfere with, delay, postpone, frustrate the purposes of or attempt to discourage the transactions contemplated by the Merger Agreement.

         (c) Each Stockholder hereby agrees that any agreements among the Stockholders or any of them (including the Smith/Lurie/Marks Family Stockholders' Agreement Re: The Neiman Marcus Group, Inc., dated September 1, 1999, among the Stockholders (the "Stockholders' Agreement")) which could be construed to limit their respective rights to enter into this Agreement or perform hereunder are amended to the full extent necessary to assure that entering into this Agreement and performance hereunder are permitted under each such agreement without breach thereof.

         Section 1.2 Irrevocable Proxy. Each Stockholder hereby irrevocably and unconditionally revokes any and all previous proxies granted with respect to its Subject Shares. By entering into this Agreement, each Stockholder hereby irrevocably and unconditionally grants a proxy appointing Parent as such Stockholder's attorney-in-fact and proxy, with full power of substitution, for and in such Stockholder's name, to vote, express, consent or dissent, or otherwise to utilize such voting power in the manner contemplated by Section 1.1 as Parent or its proxy or substitute shall, in Parent's sole discretion, deem proper with respect to such Stockholder's Subject Shares. The proxy granted by such Stockholder pursuant to this Article 1 is coupled with an interest and is irrevocable and is granted in consideration of Parent and Merger Sub entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. Each Stockholder shall perform such further acts and execute such further documents as may be required to vest in Parent the sole power to vote such Stockholder's Subject Shares. Notwithstanding the foregoing, the proxy granted by each Stockholder shall be revoked upon termination of this Agreement in accordance with its terms.

                                   ARTICLE 2
                 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

         Each Stockholder, severally and not jointly, represents and warrants to Parent and Merger Sub that:

         Section 2.1 Authorization. (a) If such Stockholder is not an individual, the execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby are within the corporate or similar powers of Stockholder and have been duly authorized by all necessary corporate or similar action. This Agreement constitutes a valid and binding agreement of such Stockholder.

         (b) If such Stockholder is married and the Subject Shares set forth on the signature page hereto opposite such Stockholder's name constitute community property under applicable laws, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Stockholder's spouse. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

         Section 2.2 Non-Contravention. The execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby do not and shall not (i) if such Stockholder is not an individual, violate any organizational documents of such Stockholder, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which such Stockholder is entitled under any provision of any agreement or other instrument binding on such Stockholder, (iv) result in the imposition of any Lien on any asset of Stockholder or (v) violate any other agreement, arrangement or instrument to which such Stockholder is a party or by which such Stockholder (or any of its assets) is bound.

         Section 2.3 Ownership of Subject Shares. Such Stockholder is the record and beneficial owner of the Subject Shares, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Subject Shares) other than pursuant to the Stockholders' Agreement. Except for the Stockholders' Agreement, none of the Subject Shares is subject to any voting trust or other agreement, arrangement or instrument with respect to the voting of such shares.

         Section 2.4 Total Subject Shares. Except for the Subject Shares set forth beside such Stockholder's name on the signature page hereto or any beneficial interest in Subject Shares that are set forth beside another Stockholder's name on the signature page hereto, and except for any options referred to in the immediately following sentence, such Stockholder does not beneficially own any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company. The Stockholders collectively own options to acquire a number of shares of capital stock of the Company which does not exceed 125,000 shares in the aggregate.

         Section 2.5 Finder's Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Merger Sub or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.

         Section 2.6 Reliance by Parent and Merger Sub. Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

                                   ARTICLE 3
                            COVENANTS OF STOCKHOLDERS

         Each Stockholder hereby covenants and agrees that:

         Section 3.1 No Interference; No Transfers. Except pursuant to the terms of this Agreement, such Stockholder shall not, without the prior written consent of Parent or Merger Sub, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Subject Shares in a manner inconsistent with the terms of this Agreement, (ii) voluntarily take any action that would or is reasonably likely to (A) make any representation or warranty contained herein untrue or incorrect in any material respect or (B) have the effect in any material respect of preventing such Stockholder from performing its obligations under this Agreement or (iii) voluntarily sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Subject Shares during the term of this Agreement except for transfers (A) to any person or entity who is subject to this Agreement or who becomes bound hereby as a Stockholder by operation of law or by becoming party to and being bound by the terms of this Agreement as a Stockholder incident to such transfer or (B) to charitable organizations, provided such shares constitute, in the aggregate (including all shares so transferred to charitable organizations by all Stockholders from the date hereof), not more than 250,000 shares of the outstanding Class A Common Stock and Class B Common Stock (the "Cap"), and provided further that any shares transferred to any charitable organization on the terms and conditions of clause
(iii)(A) above shall not be counted toward the Cap. For purposes of this Section 3.1, the term "sell" or "sale" or any derivatives thereof shall include (i) a sale, transfer or disposition of record or beneficial ownership, or both and
(ii) a short sale with respect to Common Stock or substantially identical property, entering into or acquiring an offsetting derivative contract with respect to Common Stock or substantially identical property, entering into or acquiring a futures or forward contract to deliver Common Stock or substantially identical property or entering into any transaction that has the same effect as any of the foregoing.

         Section 3.2 Other Transactions. Such Stockholder shall not, directly or indirectly, (i) take any action to solicit or initiate any Acquisition Proposal or (ii) engage in negotiations with, or disclose any nonpublic information relating to the Company or any of its subsidiaries or afford access to the properties, books or records of the Company or any of its subsidiaries to, any Person that may be considering making, or has made, an Acquisition Proposal or has agreed to endorse an Acquisition Proposal. Such Stockholder shall promptly notify Parent and Merger Sub after receipt of an Acquisition Proposal or any request for nonpublic information relating to the Company or any of its subsidiaries or for access to the properties, books or records of the Company or any of its subsidiaries by any Person that may be considering making, or has made, an Acquisition Proposal and shall advise Merger Sub of the status and material details of any such Acquisition Proposal or request.

         Section 3.3 Appraisal Rights. Such Stockholder shall not exercise any rights (including, without limitation, under Section 262 of the General Corporation Law of the State of Delaware) to demand appraisal of any Subject Shares which may arise with respect to the Merger.

         Section 3.4 Further Assurances. Parent, Merger Sub and each Stockholder shall each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.

                                    ARTICLE 4
                                  MISCELLANEOUS

         Section 4.1 Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate on the earlier of (i) the Effective Time and (ii) the date of termination of the Merger Agreement in accordance with its terms; provided that this Article 4 shall survive any such termination.

         Section 4.2 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         Section 4.3 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that each of Parent and Merger Sub may transfer or assign its rights and obligations to any Affiliate of Parent; provided further that no such transfer or assignment shall relieve Parent or Merger Sub of its obligations hereunder.

         Section 4.4 Governing Law. This Agreement and all other matters related to or arising from this Agreement shall construed in accordance with and governed by the laws of the State of Delaware.

         Section 4.5 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         Section 4.6 Severability. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         Section 4.7 Interpretation. The headings contained in this Agreement are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Other than Section 1.1(c), this Agreement is an agreement between each of the Stockholders, on the one hand, and the Parent and Merger Sub, on the other hand, and is not an agreement among the Stockholders.

         Section 4.8 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity. It is accordingly agreed that each party hereto will waive, in any action for specific performance, the defense of adequacy of a remedy at law.

         Section 4.9 Acknowledgment. Each of Parent and Merger Sub acknowledges that each Stockholder signs solely in its capacity as the record and/or beneficial (as applicable) owner of the Subject Shares and nothing herein shall limit or affect any actions taken by such Stockholder, or require such Stockholder to take any action, in his or her capacity as an officer or director of the Company including to disclose information acquired solely in his or her capacity as an officer or director.

         Section 4.10 Merger Agreement. The obligations of the Stockholders hereunder are subject to there not having been any change, by amendment or waiver, by any party to the Merger Agreement to the material terms of the Merger Agreement in a manner materially adverse to the Stockholders without the prior written consent of Stockholders holding a majority of the Subject Shares. For purposes of this Section 4.10, each of the following changes, by amendment or waiver (as applicable), in the following terms and conditions of the Merger Agreement which require the Company's consent shall, without excluding other possibilities, be deemed to be a change to the material terms of the Merger Agreement in a manner materially adverse to the Stockholders: (A) a change in the Termination Date; (B) a change which decreases the Merger Consideration; (C) a change to the form of Merger Consideration (other than by adding consideration); and (D) an imposition of any condition to the Merger in addition to those set forth in the Merger Agreement.

                               [signatures follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                         NEWTON ACQUISITION, INC.`



                                         By: /s/ Jonathan Coslet
                                            ------------------------------------
                                         Name:  Jonathan Coslet
                                         Title: Senior Vice President



                                         By: /s/ Kewsong Lee
                                            ------------------------------------
                                         Name:  Kewsong Lee
                                         Title: Senior Vice President



                                         NEWTON ACQUISITION MERGER SUB., INC.



                                         By: /s/ Jonathan Coslet
                                            ------------------------------------
                                         Name:  Jonathan Coslet
                                         Title: Senior Vice President



                                         By: /s/ Kewsong Lee
                                            ------------------------------------
                                         Name:  Kewsong Lee
                                         Title: Senior Vice President


  Class of Common Stock      Subject Shares Owned      STOCKHOLDERS

         Class B                   244,206           /s/ Richard A. Smith
                                                     --------------------------------------------------
                                                     Richard A. Smith


         Class B                   267,778           /s/ Susan F. Smith
                                                     --------------------------------------------------
                                                     Susan F. Smith


         Class B                   621,464           /s/ Nancy L. Marks
                                                     --------------------------------------------------
                                                     Nancy L. Marks


         Class B                   174,418           /s/ Amy Smith Berylson
                                                     --------------------------------------------------
                                                     Amy Smith Berylson


         Class B                      96             /s/ John G. Berylson
                                                     --------------------------------------------------
                                                     John G. Berylson


         Class B                    6,685            /s/ Jennifer L. Berylson
                                                     --------------------------------------------------
                                                     Jennifer L. Berylson


         Class B                   144,463           /s/ Robert A. Smith
                                                     --------------------------------------------------
                                                     Robert A. Smith
         Class A                    7,980


         Class B                   156,056           /s/ Debra Smith Knez
                                                     --------------------------------------------------
                                                     Debra Smith Knez


         Class B                    5,287            /s/ Brian J. Knez
                                                     --------------------------------------------------
                                                     Brian J. Knez
         Class A                    8,491


         Class B                    13,039           /s/ Cathy J. Lurie
                                                     --------------------------------------------------
                                                     Cathy J. Lurie


         Class B                   144,627           /s/ Jeffrey R. Lurie
                                                     --------------------------------------------------
                                                     Jeffrey R. Lurie


         Class B                    3,205            PHILADELPHIA EAGLES, INC.


                                                     By: /s/ Jeffrey R. Lurie
                                                     --------------------------------------------------
                                                     Jeffrey R. Lurie


         Class B                    10,028           /s/ Jeffrey R. Lurie
                                                     --------------------------------------------------
                                                     Jeffrey R. Lurie, as Guardian of Julian M.J. Lurie


         Class B                    10,028           /s/ Jeffrey R. Lurie
                                                     --------------------------------------------------
                                                     Jeffrey R. Lurie, as Guardian of Milena C. Lurie


         Class B                   189,770           SMITH MANAGEMENT COMPANY TRUST


                                                     By: /s/ Richard A. Smith
                                                     --------------------------------------------------
                                                     Richard A. Smith, Trustee

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                     Mark D. Balk, Trustee


         Class B                    86,991           MARIAN REALTY COMPANY TRUST


                                                     By: /s/ Richard A. Smith
                                                     --------------------------------------------------
                                                        Richard A. Smith, Trustee

                                                     By: /s/ Nancy L. Marks
                                                     --------------------------------------------------
                                                         Nancy L. Marks, Trustee

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                         Mark D. Balk, Trustee


         Class B                   144,301           SUSAN F. SMITH GRANTOR RETAINED ANNUITY TRUST -- 15 YEARS


                                                     By: /s/ Susan F. Smith
                                                     --------------------------------------------------
                                                       Susan F. Smith, as Trustee and not
                                                       individually

                                                     By: /s/ Richard A. Smith
                                                     --------------------------------------------------
                                                       Richard A. Smith, as Trustee and not
                                                       individually


         Class B                    28,997           SUSAN F. SMITH GRANTOR RETAINED ANNUITY TRUST -- 7 YEARS f/b/o
                                                     AMY SMITH BERYLSON


                                                     By: /s/ Amy Smith Berylson
                                                     --------------------------------------------------
                                                       Amy Smith Berylson, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    28,997           SUSAN F. SMITH GRANTOR RETAINED ANNUITY TRUST -- 7 YEARS f/b/o
                                                     ROBERT A. SMITH


                                                     By: /s/ Robert A. Smith
                                                     --------------------------------------------------
                                                       Robert A. Smith, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    28,997           SUSAN F. SMITH GRANTOR RETAINED ANNUITY TRUST -- 7 YEARS f/b/o
                                                     DEBRA SMITH KNEZ


                                                     By: /s/ Debra Smith Knez
                                                     --------------------------------------------------
                                                       Debra Smith Knez, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    39,090           SUSAN F. SMITH GRANTOR RETAINED ANNUITY TRUST -- 5 YEARS f/b/o
                                                     AMY SMITH BERYLSON


                                                     By: /s/ Amy Smith Berylson
                                                     --------------------------------------------------
                                                       Amy Smith Berylson, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    39,091           SUSAN F. SMITH GRANTOR RETAINED ANNUITY TRUST -- 5 YEARS f/b/o
                                                     ROBERT A. SMITH


                                                     By: /s/ Robert A. Smith
                                                     --------------------------------------------------
                                                       Robert A. Smith, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    39,090           SUSAN F. SMITH GRANTOR RETAINED ANNUITY TRUST -- 5 YEARS f/b/o
                                                     DEBRA SMITH KNEZ


                                                     By: /s/ Debra Smith Knez
                                                     --------------------------------------------------
                                                       Debra Smith Knez, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    59,529           AMY SMITH BERYLSON GRANTOR RETAINED ANNUITY TRUST


                                                     By: /s/ Amy Smith Berylson
                                                     --------------------------------------------------
                                                       Amy Smith Berylson, as Trustee and not
                                                                    individually

                                                     By: /s/ John G. Berylson
                                                     --------------------------------------------------
                                                       John G. Berylson, as Trustee and not
                                                       individually


         Class B                    18,078           AMY SMITH BERYLSON 1998 GRANTOR RETAINED ANNUITY TRUST f/b/o
                                                     JENNIFER L. BERYLSON


                                                     By: /s/ John G. Berylson
                                                     --------------------------------------------------
                                                       John G. Berylson, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    18,078           AMY SMITH BERYLSON 1998 GRANTOR RETAINED ANNUITY TRUST f/b/o
                                                     JAMES T. BERYLSON


                                                     By: /s/ John G. Berylson
                                                     --------------------------------------------------
                                                       John G. Berylson, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    18,078           AMY SMITH BERYLSON 1998 GRANTOR RETAINED ANNUITY TRUST f/b/o
                                                     ELIZABETH S. BERYLSON


                                                     By: /s/ John G. Berylson
                                                     --------------------------------------------------
                                                       John G. Berylson, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    5,376            J-J-E 1988 TRUST f/b/o JENNIFER L. BERYLSON U/D/T dated 11/1/88


                                                     By: /s/ John G. Berylson
                                                     --------------------------------------------------
                                                       John G. Berylson, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    5,376            J-J-E 1988 TRUST f/b/o ELIZABETH S. BERYLSON U/D/T dated
                                                     11/1/88


                                                     By: /s/ John G. Berylson
                                                     --------------------------------------------------
                                                       John G. Berylson, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    5,376            J-J-E 1988 TRUST f/b/o JAMES T. BERYLSON U/D/T dated 11/1/88


                                                     By: /s/ John G. Berylson
                                                     --------------------------------------------------
                                                       John G. Berylson, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    52,360           ROBERT A. SMITH GRANTOR RETAINED ANNUITY TRUST


                                                     By: /s/ Robert A. Smith
                                                     --------------------------------------------------
                                                       Robert A. Smith, as Trustee and not
                                                       individually

                                                     By: /s/ Dana A. Weiss
                                                     --------------------------------------------------
                                                       Dana A. Weiss, as Trustee and not
                                                       individually


         Class B                    16,070           ROBERT A. SMITH 1998 GRANTOR RETAINED ANNUITY TRUST f/b/o
                                                     MADELEINE W. SMITH


                                                     By: /s/ Dana A. Weiss
                                                     --------------------------------------------------
                                                       Dana A. Weiss, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    16,069           ROBERT A. SMITH 1998 GRANTOR RETAINED ANNUITY TRUST f/b/o RYAN
                                                     A. SMITH


                                                     By: /s/ Dana A. Weiss
                                                     --------------------------------------------------
                                                       Dana A. Weiss, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    16,069           ROBERT A. SMITH 1998 GRANTOR RETAINED ANNUITY TRUST f/b/o
                                                     JACKSON A. SMITH


                                                     By: /s/ Dana A. Weiss
                                                     --------------------------------------------------
                                                       Dana A. Weiss, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    4,741            ROBERT SMITH AND DANA WEISS 1994 CHILDREN'S TRUST f/b/o
                                                     MADELEINE W. SMITH U/D/T dated 12/1/94


                                                     By: /s/ Dana A. Weiss
                                                     --------------------------------------------------
                                                       Dana A. Weiss, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    4,741            ROBERT SMITH AND DANA WEISS 1994 CHILDREN'S TRUST f/b/o RYAN
                                                     A. SMITH U/D/T dated 12/1/94


                                                     By: /s/ Dana A. Weiss
                                                     --------------------------------------------------
                                                       Dana A. Weiss, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    4,741            ROBERT SMITH AND DANA WEISS 1994 CHILDREN'S TRUST f/b/o
                                                     JACKSON A. SMITH U/D/T dated 12/1/94


                                                     By: /s/ Dana A. Weiss
                                                     --------------------------------------------------
                                                       Dana A. Weiss, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    36,594           DEBRA SMITH KNEZ GRANTOR RETAINED ANNUITY TRUST


                                                     By: /s/ Debra Smith Knez
                                                     --------------------------------------------------
                                                       Debra Smith Knez, as Trustee and not
                                                                    individually

                                                     By: /s/ Brian J. Knez
                                                     --------------------------------------------------
                                                       Brian J. Knez, as Trustee and not
                                                       individually


         Class B                    23,803           DEBRA SMITH KNEZ 1998 GRANTOR RETAINED ANNUITY TRUST f/b/o
                                                     JESSICA M. KNEZ


                                                     By: /s/ Brian J. Knez
                                                     --------------------------------------------------
                                                       Brian J. Knez, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    23,802           DEBRA SMITH KNEZ 1998 GRANTOR RETAINED ANNUITY TRUST f/b/o
                                                     ANDREW P. KNEZ


                                                     By: /s/ Brian J. Knez
                                                     --------------------------------------------------
                                                       Brian J. Knez, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    6,199            DEBRA AND BRIAN KNEZ 1988 CHILDREN'S TRUST f/b/o JESSICA M.
                                                     KNEZ U/D/T dated 11/1/88


                                                     By: /s/ Brian J. Knez
                                                     --------------------------------------------------
                                                       Brian J. Knez, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    6,199            DEBRA AND BRIAN KNEZ 1988 CHILDREN'S TRUST f/b/o ANDREW P.
                                                     KNEZ U/D/T dated 11/1/88


                                                     By: /s/ Brian J. Knez
                                                     --------------------------------------------------
                                                       Brian J. Knez, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                   974,134           TRUST U/W/O PHILIP SMITH f/b/o
                                                     RICHARD A. SMITH


                                                     By: /s/ Nancy L. Marks
                                                     --------------------------------------------------
                                                       Nancy L. Marks, as Trustee and not
                                                       individually

                                                     By: /s/ Richard A. Smith
                                                     --------------------------------------------------
                                                       Richard A. Smith, as Trustee and not
                                                       individually


         Class B                   974,134           TRUST U/W/O PHILIP SMITH f/b/o
                                                     NANCY L. MARKS


                                                     By: /s/ Nancy L. Marks
                                                     --------------------------------------------------
                                                       Nancy L. Marks, as Trustee and not
                                                       individually

                                                     By: /s/ Richard A. Smith
                                                     --------------------------------------------------
                                                       Richard A. Smith, as Trustee and not
                                                       individually


         Class B                   183,793           C-J-P TRUST f/b/o CATHY LURIE U/I/T dated 12/10/73


                                                     By: /s/ Richard A. Smith
                                                     --------------------------------------------------
                                                       Richard A. Smith, as Trustee and not
                                                       individually

                                                     By: /s/ CathyJ. Lurie
                                                     --------------------------------------------------
                                                       Cathy J. Lurie, as Trustee and not
                                                       Individually


         Class B                   183,793           C-J-P TRUST f/b/o PETER LURIE U/I/T dated 12/10/73


                                                     By: /s/ Richard A. Smith
                                                     --------------------------------------------------
                                                       Richard A. Smith, as Trustee and not
                                                       individually

                                                     By: /s/ CathyJ. Lurie
                                                     --------------------------------------------------
                                                       Cathy J. Lurie, as Trustee and not
                                                       Individually


         Class B                    24,104           RICHARD A. SMITH 1976 TRUST f/b/o AMY SMITH BERYLSON U/D/T
                                                     dated 12/16/76


                                                     By: /s/ Susan F. Smith
                                                     --------------------------------------------------
                                                       Susan F. Smith a/k/a Susan M. Smith,
                                                       as Trustee and not individually


         Class B                    48,208           RICHARD A. SMITH 1976 TRUST f/b/o DEBRA SMITH KNEZ U/D/T dated
                                                     12/16/76


                                                     By: /s/ Susan F. Smith
                                                     --------------------------------------------------
                                                       Susan F. Smith a/k/a Susan M. Smith,
                                                       as Trustee and not individually


         Class B                    48,208           RICHARD A. SMITH 1976 TRUST f/b/o ROBERT A. SMITH U/D/T dated
                                                     12/16/76


                                                     By: /s/ Susan F. Smith
                                                     --------------------------------------------------
                                                       Susan F. Smith a/k/a Susan M. Smith,
                                                       as Trustee and not individually


         Class B                    12,052           MARIAN SMITH D-R-A 1976 TRUST f/b/o AMY SMITH BERYLSON U/D/T
                                                     dated 12/16/76


                                                     By: /s/ Susan F. Smith
                                                     --------------------------------------------------
                                                       Susan F. Smith a/k/a Susan M. Smith,
                                                       as Trustee and not individually


         Class B                    24,104           MARIAN SMITH D-R-A 1976 TRUST f/b/o DEBRA SMITH KNEZ U/D/T
                                                     dated 12/16/76


                                                     By: /s/ Susan F. Smith
                                                     --------------------------------------------------
                                                       Susan F. Smith a/k/a Susan M. Smith,
                                                       as Trustee and not individually


         Class B                    24,104           MARIAN SMITH D-R-A 1976 TRUST f/b/o ROBERT A. SMITH U/D/T
                                                     dated 12/16/76


                                                     By: /s/ Susan F. Smith
                                                     --------------------------------------------------
                                                       Susan F. Smith a/k/a Susan M. Smith,
                                                       as Trustee and not individually


         Class B                    96,416           NANCY LURIE MARKS 1976 TRUST f/b/o CATHY J. LURIE U/D/T dated
                                                     12/16/76


                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually

                                                     By: /s/ Darline M. Lewis
                                                     --------------------------------------------------
                                                       Darline M. Lewis, as Trustee and not
                                                       individually


         Class B                    96,416           NANCY LURIE MARKS 1976 TRUST f/b/o PETER A. LURIE U/D/T dated
                                                     12/16/76


                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually

                                                     By: /s/ Darline M. Lewis
                                                     --------------------------------------------------
                                                       Darline M. Lewis, as Trustee and not
                                                       individually


         Class B                    48,208           MARIAN SMITH J-C-P 1976 TRUST f/b/o CATHY J. LURIE U/D/T dated
                                                     12/16/76


                                                     By: /s/ Nancy Lurie Marks
                                                     --------------------------------------------------
                                                       Nancy Lurie Marks, as Trustee and not
                                                       individually


         Class B                    48,208           MARIAN SMITH J-C-P 1976 TRUST f/b/o PETER A. LURIE U/D/T dated
                                                     12/16/76


                                                     By: /s/ Nancy Lurie Marks
                                                     --------------------------------------------------
                                                       Nancy Lurie Marks, as Trustee and not
                                                       individually


         Class B                    20,058           RICHARD A. SMITH FAMILY TRUST U/W/O MARIAN J. SMITH f/b/o
                                                     DEBRA SMITH KNEZ


                                                     By: /s/ Richard A. Smith
                                                     --------------------------------------------------
                                                       Richard A. Smith, as Trustee and not
                                                       individually

                                                     By: /s/ Nancy L. Marks
                                                     --------------------------------------------------
                                                       Nancy L. Marks, as Trustee and not
                                                       individually


         Class B                    30,074           PETER A. LURIE TRUST U/W/O MARIAN J. SMITH


                                                     By: /s/ Nancy L. Marks
                                                     --------------------------------------------------
                                                       Nancy L. Marks, as Trustee and not
                                                       individually

                                                     By: /s/ Richard A. Smith
                                                     --------------------------------------------------
                                                       Richard A. Smith, as Trustee and not
                                                       individually


         Class B                    10,388           A-D-R CHARITABLE FOUNDATION AND TRUST U/D/T dated 11/1/68


                                                     By: /s/ Susan F. Smith
                                                       Susan F. Smith a/k/a Susan M. Smith,
                                                     --------------------------------------------------
                                                       as Trustee and not individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    59,669           MORRIS J. LURIE FAMILY TRUST U/I/T dated 4/15/58 f/b/o CATHY
                                                     J. LURIE, ET AL


                                                     By: /s/ Nancy L. Marks
                                                     --------------------------------------------------
                                                       Nancy L. Marks, as Trustee and not
                                                       individually

                                                     By: /s/ Richard A. Smith
                                                     --------------------------------------------------
                                                       Richard A. Smith, as Trustee and not
                                                       individually


         Class B                    59,669           MORRIS J. LURIE FAMILY TRUST U/I/T dated 4/15/58 f/b/o PETER
                                                     A. LURIE, ET AL


                                                     By: /s/ Nancy L. Marks
                                                     --------------------------------------------------
                                                       Nancy L. Marks, as Trustee and not
                                                       individually

                                                     By: /s/ Richard A. Smith
                                                     --------------------------------------------------
                                                       Richard A. Smith, as Trustee and not
                                                       individually


         Class B                    48,208           AMY SMITH BERYLSON 1978 INSURANCE TRUST


                                                     By: /s/ Amy :Smith Berylson
                                                     --------------------------------------------------
                                                       Amy Smith Berylson, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    48,208           ROBERT A. SMITH 1978 INSURANCE TRUST


                                                     By: /s/ Robert A. Smith
                                                     --------------------------------------------------
                                                       Robert A. Smith, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    48,208           DEBRA SMITH KNEZ 1978 INSURANCE TRUST


                                                     By: /s/ Debra Smith Knez
                                                     --------------------------------------------------
                                                       Debra Smith Knez, as Trustee and not
                                                       individually

                                                     By: /s/ Mark D. Balk
                                                     --------------------------------------------------
                                                       Mark D. Balk, as Trustee and not
                                                       individually


         Class B                    4,000            RICHARD AND SUSAN SMITH FAMILY FOUNDATION


                                                     By: /s/ Susan F. Smith
                                                     --------------------------------------------------
                                                       Susan F. Smith, as Trustee and not
                                                       individually


         Class B                    6,500            RICHARD AND SUSAN SMITH 1990 CHARITABLE TRUST


                                                     By: /s/ Susan F. Smith
                                                     --------------------------------------------------
                                                       Susan F. Smith, as Trustee and not
                                                       Individually

                                                     By: /s/ Richard A. Smith
                                                     --------------------------------------------------
                                                       Richard A. Smith, as Trustee and not
                                                       Individually


         Class B                    31,000           NANCY LURIE MARKS FAMILY FOUNDATION


                                                     By: /s/ Nancy Lurie Marks
                                                     --------------------------------------------------
                                                       Nancy Lurie Marks, as Trustee and not
                                                                    individually


         Class B                    7,809            C.J.L. CHARITABLE FOUNDATION


                                                     By: /s/ Cathy J. Lurie
                                                     --------------------------------------------------
                                                       Cathy J. Lurie, as Trustee and not
                                                       individually


         Class B                    15,500           AMY SMITH AND JOHN G. BERYLSON CHARITABLE FOUNDATION


                                                     By: /s/ Amy Smith Berylson
                                                     --------------------------------------------------
                                                       Amy Smith Berylson, as Trustee and not
                                                       individually

                                                     By: /s/ John G. Berylson
                                                     --------------------------------------------------
                                                       John G. Berylson, as Trustee and not
                                                       Individually


         Class B                    31,000           ROBERT AND DANA SMITH CHARITABLE FOUNDATION


                                                     By: /s/ Robert A. Smith
                                                     --------------------------------------------------
                                                       Robert A. Smith, as Trustee and not
                                                       individually

                                                     By: /s/ Dana Weiss Smith
                                                     --------------------------------------------------
                                                       Dana Weiss Smith, as Trustee and not
                                                       Individually


         Class B                    31,000           KNEZ FAMILY CHARITABLE FOUNDATION


                                                     By: /s/ Debra Smith Knez
                                                     --------------------------------------------------
                                                       Debra Smith Knez, as Trustee and not
                                                       individually

                                                     By: /s/ Brian J. Knez
                                                     --------------------------------------------------
                                                       Brian J. Knez, as Trustee and not
                                                       Individually


         Class B                    6,686            /s/ Amy Smith Berylson
                                                     --------------------------------------------------
                                                     Amy Smith Berylson, as Guardian of James T.
                                                     Berylson

                                                     /s/ John G. Berylson
                                                     --------------------------------------------------
                                                     John G. Berylson, as Guardian of James T.
                                                     Berylson


         Class B                    6,686            /s/ Amy Smith Berylson
                                                     --------------------------------------------------
                                                     Amy Smith Berylson, as Guardian of Elizabeth S.
                                                     Berylson

                                                     /s/ John G. Berylson
                                                     --------------------------------------------------
                                                     John G. Berylson, as Guardian of Elizabeth S.
                                                     Berylson


         Class B                    6,686            /s/ Robert A. Smith
                                                     --------------------------------------------------
                                                     Robert A. Smith, as Guardian of Madeleine W.
                                                     Smith

                                                     /s/ Dana Weiss Smith
                                                     --------------------------------------------------
                                                     Dana Weiss Smith, as Guardian of Madeleine W.
                                                     Smith


         Class B                    6,686            /s/ Robert A. Smith
                                                     --------------------------------------------------
                                                     Robert A. Smith, as Guardian of Ryan A.
                                                     Smith

                                                     /s/ Dana Weiss Smith
                                                     --------------------------------------------------
                                                     Dana Weiss Smith, as Guardian of Ryan A.
                                                     Smith


         Class B                    6,686            /s/ Robert A. Smith
                                                     --------------------------------------------------
                                                     Robert A. Smith, as Guardian of Jackson A.
                                                     Smith

                                                     /s/ Dana Weiss Smith
                                                     --------------------------------------------------
                                                     Dana Weiss Smith, as Guardian of Jackson A.
                                                     Smith


TOTAL CLASS B:                     6,038,586
TOTAL CLASS A:                       16,471
